UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 15, 2006
Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)
North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578

(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607

(Address of Principal Executive Offices)	(Zip Code)
(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On March 14, 2006, the Corporation appointed Dana F. Guzzo as Chief Accounting Officer. Ms. Guzzo, age 40, has been Controller of the Corporation since 2005 and Vice President of the Corporation since 2004. Ms. Guzzo was the Director, Internal Audit for W. R. Grace and Co. from 2001 to 2004.
Prior to the appointment of Ms. Guzzo, Anne H. Lloyd, Senior Vice President, Chief Financial Officer and Treasurer, served as the Corporation’s Chief Accounting Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: March 15, 2006	By:	/s/ Anne H. Lloyd
Anne H. Lloyd,
Senior Vice President and Chief Financial Officer